INCOME TAXES	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 9—INCOME TAXES

The provision for income taxes consisted of:

	Year Ended December 31,
	2014	2013	2012
	(In thousands)
Other than U.S.:
Current	$21,619	$54,410	$125,402
Deferred	(1,546)	(5,359)	3,802
Total provision for income taxes	$20,073	$49,051	$129,204

The geographic sources of income before income taxes are as follows:

	Year Ended December 31,
	2014	2013		2012
	(In thousands)
U.S.	(31,124)	$(151,904)		$(92,025)
Other than U.S.	(14,197)	(288,955)		422,967
Income before provision for income taxes	$(45,321)	$(440,859	)(1)	$330,942	(1)
(1)	These amounts have been restated to reflect the effect of a pension accounting change, as discussed in Note 1.

The following is a reconciliation of the Panama statutory federal tax rate to the consolidated effective tax rate:

	Year Ended December 31,
	2014	2013		2012
Panama federal statutory rate	25.0%	25.0%		25.0%
Non-Panama operations	3.5%	-16.4%		-4.4%
Valuation allowance for deferred tax assets	-86.6%	-19.1%		14.7%
Audit settlements and reserves	14.2%	-0.9%		3.0%
Other	-0.4%	0.3%		0.7%
Effective tax rate attributable to continuing operations	-44.3%	-11.1%	(1)	39.0	%(1)
(1)	Rate has been updated to reflect the effect of a pension accounting change, as discussed in Note 1. There has been no change in overall provision for income taxes.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes, as well as operating loss and tax credit carryforwards.

Significant components of deferred tax assets and liabilities were as follows:

	December 31,
	2014	2013
Deferred tax assets:
Pension liability	$10,976	$16,658
Accrued liabilities for incentive compensation	19,015	15,032
Net operating loss carryforward	294,722	259,600
State net operating loss carryforward	21,296	24,679
Long-term contracts	39,817	13,504
Other	1,549	4,936
Total deferred tax assets	387,375	334,409
Valuation allowance for deferred tax assets	(331,589)	(292,388)
Deferred tax assets	$55,786	$42,021

Deferred tax liabilities:
Property, plant and equipment	28,815	19,115
Prepaid drydock	10,280	13,025
Investments in joint ventures and affiliated companies	13,583	8,354
Unrealized exchange gains and other	3,162	3,236
Total deferred tax liabilities	$55,840	$43,730

Net deferred tax liability	$54	$1,709

	December 31,
	2014	2013
Deferred tax assets and liabilities in the accompanying consolidated balance sheets include:
Current deferred tax assets	$7,514	$7,091
Noncurrent deferred tax assets	17,313	16,766
Total	$24,827	$23,857
Current deferred tax liabilities	$19,753	$17,892
Noncurrent deferred tax liabilities	5,128	7,674
Total	$24,881	$25,566
Net deferred tax liability	$54	$1,709

As of December 31, 2014, we had a valuation allowance of $331.6  million for deferred tax assets that we expect cannot be realized through carrybacks, future reversals of existing taxable temporary differences or based on our estimate of future taxable income. We believe that our remaining deferred tax assets will more likely than not be realized through carrybacks, future reversals of existing taxable temporary differences and future taxable income. Any changes to our estimated valuation allowance could be material to our consolidated financial statements.

We have foreign net operating loss carryforwards of $538.3 million available to offset future taxable income in foreign jurisdictions. Of the foreign net operating loss carryforwards, $9.0 million is scheduled to expire in years 2015 to 2017. The foreign net operating losses have a valuation allowance of $127.0 million against the related deferred taxes. We have U.S. federal net operating loss carryforwards of approximately $459.7 million, which includes $16.2 million for which the benefit will be recorded in APIC when realized, and carry a $160.9 million valuation allowance against the related deferred taxes. The U.S. federal net operating loss carryforwards are scheduled to expire in years 2023 to 2034. We have state net operating losses of $409.5 million available to offset future taxable income in states where we operate. The state net operating loss carryforwards are scheduled to expire in years 2015 to 2028. We are carrying a valuation allowance of $21.3 million against the deferred tax asset related to the state loss carryforwards. We also have an approximate $28.1 million valuation allowance against other deferred tax assets.

We have provided $13.0 million of taxes on earnings we intend to remit. All other earnings are considered permanently reinvested. We would be subject to withholding taxes if we were to distribute these permanently reinvested earnings from our U.S. subsidiaries and certain foreign subsidiaries. At December 31, 2014, the undistributed earnings of these subsidiaries were $136.8 million. Unrecognized deferred income tax liabilities, including withholding taxes, of approximately $0.3 million would be payable upon distribution of these earnings.

We conduct business globally and, as a result, we or one or more of our subsidiaries file income tax returns in a number of jurisdictions. In the normal course of business, we are subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Indonesia, Singapore, Saudi Arabia, Kuwait, India, Azerbaijan and the United States. With few exceptions, we are no longer subject to tax examinations for years prior to 2009.

A reconciliation of unrecognized tax benefits is as follows (in thousands):

	Year Ended December 31,
	2014	2013	2012
Balance at beginning of period	$40,613	$40,516	$31,664
Increases based on tax positions taken in the current year	3,479	539	10,830
Increases based on tax positions taken in prior years	3,195	3,831	158
Decreases based on tax positions taken in prior years	(863)	(3,688)	(1,465)
Decreases due to lapse of applicable statute of limitation	(12,318)	(585)	(671)
Balance at end of period	$34,106	$40,613	$40,516

The entire balance of unrecognized tax benefits at December 31, 2014 would reduce our effective tax rate if recognized.

We recognize accrued interest and penalties related to unrecognized tax benefits in income tax expense. During the year ended December 31, 2014, we had recorded liabilities of approximately $15.1 million for the payment of tax-related interest and penalties. At December 31, 2013 and 2012, we had recorded liabilities of approximately $15.4 million and $15.3 million, respectively, for the payment of tax-related interest and penalties.